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                                                                  EXHIBIT (z)(2)


Brian E. Binder                     Managing Director and Chief Administrative               Oakbrook Terrace, IL
                                    Officer

Mark Patten                         Managing Director, Chief Financial Officer and
                                    Treasurer                                                Purchase, NY
Stefanie Chang Yu                   Secretary; Vice President and Secretary of the Funds     New York, NY
Jerry Miller                        Managing Director, Chief Executive Officer               New York, NY
                                    and President
Abrahamovich, Jon                   Managing Director                                        Oakbrook Terrace, IL
Joseph C. Benedetti                 Managing Director                                        New York, NY
Elizabeth M. Brown                  Managing Director                                        Houston, TX
Gary R. DeMoss                      Managing Director                                        Oakbrook Terrace, IL
Elizabeth H. Eginton                Managing Director                                        New York, NY
David Linton                        Managing Director                                        Weston, CT
Edward C. Wood III                  Managing Director and Chief Operating Officer            Oakbrook Terrace, IL
Douglas Mangini                     Managing Director                                        New York, NY
Paul M. Martin                      Managing Director                                        New York, NY
Steven M. Massoni                   Managing Director                                        Oakbrook Terrace, IL
Mark R. McClure                     Managing Director                                        Oakbrook Terrace, IL
Carsten Otto                        Managing Director                                        New York, NY
Louis A. Palladino, Jr.             Managing Director                                        New York, NY
Joseph Pollaro                      Managing Director                                        Jersey City, NJ
Walter E. Rein                      Managing Director                                        Oakbrook Terrace, IL
James J. Ryan                       Managing Director                                        Oakbrook Terrace, IL
Andrew J. Scherer                   Managing Director                                        Oakbrook Terrace, IL
Michael S. Spangler                 Managing Director                                        New York, NY
Terry L. Swenson                    Managing Director                                        Amery, WI
Robert S. West                      Managing Director                                        Oakbrook Terrace, IL
Laurence J. Althoff                 Executive Director                                       Oakbrook Terrace, IL
George Steven Amidon                Executive Director                                       Oakbrook Terrace, IL
Matthew T. Baker                    Executive Director                                       Oakbrook Terrace, IL
Patricia A. Bettlach                Executive Director                                       Chesterfield, MO
Curtis W. Bradshaw                  Executive Director                                       Oakbrook Terrace, IL
Daniel Burton                       Executive Director                                       New York, NY
Richard J. Charlino                 Executive Director                                       Jersey City, NJ
Brent Alan Cooper                   Executive Director                                       Oakbrook Terrace, IL
Joseph D'Auria                      Executive Director                                       New York, NY
                                    Financial and Operations Principal
Craig S. Falduto                    Executive Director                                       Oakbrook Terrace, IL
Gina M. Gallagher                   Executive Director;
                                    Chief Anti-Money Laundering Officer                      New York, NY
Richard G. Golod                    Executive Director                                       Jersey City, NJ
Brian C. Hartigan                   Executive Director                                       Oakbrook Terrace, IL
Gregory Heffington                  Executive Director                                       Ft. Collins, CO
Richard Ralph Hoffman               Executive Director                                       Jersey City, NJ
Michelle H. Huber                   Executive Director                                       Oakbrook Terrace, IL
Troy D. Huber                       Executive Director                                       Oakbrook Terrace, IL
Michael B. Hughes                   Executive Director                                       Oakbrook Terrace, IL
Greg S. Jenkins                     Executive Director                                       Oakbrook Terrace, IL
Nancy Johannsen                     Executive Director                                       Oakbrook Terrace, IL
Laurie Jones                        Executive Director                                       Houston, TX
Louis Gregory Kafkes                Executive Director                                       Oakbrook Terrace, IL
Kristen Kulik-Peters                Executive Director                                       Oakbrook Terrace, IL
Eric J. Marmoll                     Executive Director                                       Oakbrook Terrace, IL
Brian Maute                         Executive Director                                       Oakbrook Terrace, IL
Margaret McDermott                  Executive Director                                       West Conshohocken, PA
Lou Anne McInnis                    Executive Director                                       New York, NY
Peter George Mishos                 Executive Director                                       Oakbrook Terrace, IL
John T. Moser                       Executive Director                                       Oakbrook Terrace, IL
Robert F. Murphy                    Executive Director                                       Oakbrook Terrace, IL
Thomas C. Rowley                    Executive Director                                       Oakbrook Terrace, IL
David T. Saylor                     Executive Director                                       Oakbrook Terrace, IL
Maura Scherer                       Executive Director                                       Oakbrook Terrace, IL
James D. Stevens                    Executive Director                                       North Andover, MA
John Tierney                        Executive Director                                       Oakbrook Terrace, IL
Michael James Tobin                 Executive Director                                       Oakbrook Terrace, IL
Thomas Buckley Tyson                Executive Director                                       Oakbrook Terrace, IL
Brett Van Bortel                    Executive Director                                       Oakbrook Terrace, IL
John M. Walsh                       Executive Director                                       Oakbrook Terrace, IL
Barbara Anne Marie Withers          Executive Director                                       Oakbrook Terrace, IL
Patrick M. Zacchea                  Executive Director                                       Oakbrook Terrace, IL

Kelly L. Apple                      Vice President                                    Oakbrook Terrace, IL
Keith Applegate                     Vice President                                    New York, New York
Michael J. Austin                   Vice President                                    Oakbrook Terrace, IL
Scott C. Bernstiel                  Vice President                                    Freehold, NJ
Christopher M. Bisaillon            Vice President                                    Chicago, IL
Michael P. Brescia                  Vice President                                    Oakbrook Terrace, IL
Emily L. Brody                      Vice President                                    New York, NY
Michael Winston Brown               Vice President                                    Colleyville, TX
Loren Burket                        Vice President                                    Plymouth, MN
Lynn Chadderton                     Vice President                                    Valrico, FL
Wendy Chan                          Vice President                                    New York, NY
Michael Colston                     Vice President                                    Louisville, KY
Andrew M. Combs                     Vice President                                    Oakbrook Terrace, IL
Jack Crain                          Vice President                                    Oakbrook Terrace, IL
Michael A. Dearth                   Vice President                                    Oakbrook Terrace, IL
Kenneth A. De Marco                 Vice President                                    Oakbrook Terrace, IL
Marc DeFilippo                      Vice President                                    Oakbrook Terrace, IL
Robert Doak                         Vice President                                    Oakbrook Terrace, IL
Pat Flynn Dredze                    Vice President                                    Oakbrook Terrace, IL
Paula Duerr                         Vice President                                    Oakbrook Terrace, IL
Michael G. Effron                   Vice President                                    Oakbrook Terrace, IL
Alan E. Erickson                    Vice President                                    Oakbrook Terrace, IL
Patricia Ernst                      Vice President                                    Oakbrook Terrace, IL
Tara Farrelly                       Vice President                                    New York, NY
Christopher E. Fitzgerald           Vice President                                    Oakbrook Terrace, IL
William J. Fow                      Vice President                                    Redding, CT
David Joseph Fredrick               Vice President                                    Newton, MA
Charles Friday                      Vice President                                    Gibsonia, PA
Nancy J. Girando                    Vice President                                    New York, NY
Evan Gordon                         Vice President;                                   New York, NY
                                    Chief Compliance Officer
Lisa Gray                           Vice President;                                   Houston, TX
                                    Compliance Officer
Walter C. Gray                      Vice President                                    Houston, TX
John C. Haase, Jr.                  Vice President                                    New York, NY
Hunter Handley                      Vice President                                    Oakbrook Terrace, IL
Steven Heite                        Vice President                                    Harborside, NJ
Michael D. Hibsch                   Vice President                                    Nashville, TN
Zahedul Hoque                       Vice President                                    Oakbrook Terrace, IL
William J. Hunter                   Vice President                                    Oakbrook Terrace, IL
Eric J. Hyde                        Vice President                                    Oakbrook Terrace, IL
Lowell Jackson                      Vice President                                    Roswell, GA
Michael D. Jankowski                Vice President                                    Oakbrook Terrace, IL
Keraya S. Jefferson                 Vice President;                                   Jersey City, NJ
                                    Compliance Officer
Brian D. Jessen                     Vice President                                    Oakbrook Terrace, IL
Michael E. Jones                    Vice President                                    Oakbrook Terrace, IL
Tara Jones                          Vice President                                    Oakbrook Terrace, IL
Daniel W. Krause                    Vice President                                    Oakbrook Terrace, IL
Lisa Therese Kueng                  Vice President                                    Oakbrook Terrace, IL
Gary W. Lackey                      Vice President                                    Houston, TX
Michael Langhoff                    Vice President                                    Oakbrook Terrace, IL
Albert K. Lazaro                    Vice President                                    Oakbrook Terrace, IL
Shannon M. Lenz                     Vice President                                    Oakbrook Terrace, IL

Mark Stephen Lie                    Vice President                                Oakbrook Terrace, IL
Holly Lieberman                     Vice President                                Oakbrook Terrace, IL
Tim O'Neal Lorah                    Vice President                                New York, NY
Richard M. Lundgren                 Vice President                                River Forest, IL
Douglas M. Macomber                 Vice President                                Elmhurst, IL
Michael J. Magee                    Vice President                                Oakbrook Terrace, IL
Anthony S. Manzanares               Vice President                                Oakbrook Terrace, IL
Jennifer Markle                     Vice President                                Oakbrook Terrace, IL
Anne Therese McGrath                Vice President                                San Francisco, CA
Elisa R. Mitchell                   Vice President;                               Oakbrook Terrace, IL
                                    Assistant Secretary of the Funds
Sterling Tyler Moore                Vice President                                San Francisco, CA
Grant R. Myers                      Vice President                                Houston, TX
Richard A. Myers                    Vice President                                Oakbrook Terrace, IL
Elizabeth A. Nelson                 Vice President;                               Oakbrook Terrace, IL
                                    Assistant Secretary of the Funds
Michael J. Nelson                   Vice President                                Oakbrook Terrace, IL
Brian O'Connell                     Vice President                                Oakbrook Terrace, IL
James A. O'Brien                    Vice President                                Oakbrook Terrace, IL
Jason Eric Ogden                    Vice President                                Oakbrook Terrace, IL
Timothy Jay Ott                     Vice President                                Highland, VA
Jeffrey M. Pegorsch                 Vice President                                Oakbrook Terrace, IL
Paul R. Peterson                    Vice President                                Oakbrook Terrace, IL
Megan Piscitello                    Vice President                                Oakbrook Terrace, IL
Keith Pleines                       Vice President                                Oakbrook Terrace, IL
Jennifer Lynn Pucci                 Vice President                                Oakbrook Terrace, IL
John M. Radzinski                   Vice President                                Oakbrook Terrace, IL
David P. Robbins                    Vice President                                Oakbrook Terrace, IL
Michael W. Rohr                     Vice President                                Naperville, IL
Jason F. Ruimerman                  Vice President                                Salem, MA
Thomas J. Sauerborn                 Vice President                                Jersey City, NJ
Tonya Hammet Sax                    Vice President                                Oakbrook Terrace, IL
Lisa Schultz                        Vice President                                Oakbrook Terrace, IL
Christopher J. Staniforth           Vice President                                Leawood, KS
John Szwed                          Vice President                                New York, NY
Brian S. Terwilliger                Vice President                                Oakbrook Terrace, IL
Joseph L. Thomas                    Vice President                                San Diego, CA
William G. Thompson                 Vice President                                Oakbrook Terrace, IL
Eric B. Towell                      Vice President                                Oakbrook Terrace, IL
Hugh C. Triplett                    Vice President                                Thousand Oaks, CA
Thomas Buckley Tyson                Vice President                                Oakbrook Terrace, IL
Jeannette L. Underwood              Vice President                                Oakbrook Terrace, IL
Mark Ray Vernon                     Vice President                                Oakbrook Terrace, IL
Christopher Walsh                   Vice President                                Oakbrook Terrace, IL
Harold Whitworth, III               Vice President                                Liberty Township, OH
Perri P. Williams                   Vice President                                Houston, TX
Ronald Wayne Wilson                 Vice President                                Oakbrook Terrace, IL
Judy W. Wooley                      Vice President                                Houston, TX

David M. Wynn                       Vice President                                Chandler, AZ
Kenneth Paul Zaugh                  Vice President                                Oakbrook Terrace, IL




Mary Mullin                         Assistant Secretary;
                                    Assistant Secretary of the Funds              New York, NY
Leticia George                      Officer                                       Houston, TX
Jerry Miller                        Director                                      New York, NY
Edward C. Wood III                  Director                                      Oakbrook Terrace, IL